Portico Funds, Inc.
  Calculation of Registration Fee


                             (a)
                             Aggregate Sales Price
                             of Portfolio Securities Sold in
                             Reliance Upon 24f-2
  Class 1 Common Stock                592,970,522
  Class 2 Common Stock                171,346,651
  Class 3 Common Stock                881,316,864
  Class 4 Common Stock              2,907,786,923
  Class 5 Common Stock                297,822,306
  Class 6 Common Stock                204,219,964
  Class 7 Common Stock                130,201,436
  Class 8 Common Stock                164,225,739
  Class 9 Common Stock                182,720,501
  Class 10 Common Stock                71,621,130
  Class 11 Common Stock                82,936,170
  Class 12 Common Stock                56,736,906
  Class 13 Common Stock               116,096,375
  Class 14 Common Stock                35,198,596
  Class 15 Common Stock                32,361,363
  Class 16 Common Stock                28,930,559
  Class 18 Common Stock                52,280,952
                                   $6,008,772,957



                             (b)
                             Sales Price of Securities
                              Issued in Connection
                             With Dividend
                             Reinvestment Plan
  Class 1 Common Stock                 11,725,386
  Class 2 Common Stock                  1,151,856
  Class 3 Common Stock                  2,880,982
  Class 4 Common Stock                  6,087,692
  Class 5 Common Stock                    414,319
  Class 6 Common Stock                 67,741,061
  Class 7 Common Stock                 23,217,057
  Class 8 Common Stock                  7,675,903
  Class 9 Common Stock                 27,125,151
  Class 10 Common Stock                10,918,358
  Class 11 Common Stock                13,324,862
  Class 12 Common Stock                 5,867,452
  Class 13 Common Stock                 8,255,076
  Class 14 Common Stock                   993,188
  Class 15 Common Stock                 1,264,979
  Class 16 Common Stock                11,413,218
  Class 18 Common Stock                         0
                                     $200,056,540





                             (c)
                             Gross commisions on sales
                             of retail class shares
  Class 1 Common Stock                          0
  Class 2 Common Stock                          0
  Class 3 Common Stock                          0
  Class 4 Common Stock                          0
  Class 5 Common Stock                          0
  Class 6 Common Stock                     94,643
  Class 7 Common Stock                     57,873
  Class 8 Common Stock                    170,618
  Class 9 Common Stock                    241,000
  Class 10 Common Stock                    58,075
  Class 11 Common Stock                    86,426
  Class 12 Common Stock                    93,520
  Class 13 Common Stock                    13,363
  Class 14 Common Stock                     8,705
  Class 15 Common Stock                    17,537
  Class 16 Common Stock                    15,005
  Class 18 Common Stock                       841
                                         $857,606




                             (d)
                              Aggregate Redemption Price
                             of Portfolio Securities
                             Redeemed During Fiscal Year
  Class 1 Common Stock                567,714,540
  Class 2 Common Stock                143,187,111
  Class 3 Common Stock                883,864,605
  Class 4 Common Stock              2,462,584,773
  Class 5 Common Stock                273,188,634
  Class 6 Common Stock                210,150,024
  Class 7 Common Stock                104,869,919
  Class 8 Common Stock                103,969,001
  Class 9 Common Stock                 90,531,066
  Class 10 Common Stock                87,494,288
  Class 11 Common Stock                63,501,476
  Class 12 Common Stock                57,271,518
  Class 13 Common Stock                43,261,057
  Class 14 Common Stock                12,976,175
  Class 15 Common Stock                11,235,329
  Class 16 Common Stock                 8,081,136
  Class 18 Common Stock                   178,367
                                   $5,124,059,019



                             Aggregate Sales Price of
                             Portfolio Securities on Which
                             Fee Will be Based
                             [(a)+(b)+(c)-(d)]
  Class 1 Common Stock                 36,981,368
  Class 2 Common Stock                 29,311,396
  Class 3 Common Stock                    333,241
  Class 4 Common Stock                451,289,842
  Class 5 Common Stock                 25,047,991
  Class 6 Common Stock                 61,905,644
  Class 7 Common Stock                 48,606,447
  Class 8 Common Stock                 68,103,259
  Class 9 Common Stock                119,555,586
  Class 10 Common Stock                (4,896,725)
  Class 11 Common Stock                32,845,982
  Class 12 Common Stock                 5,426,360
  Class 13 Common Stock                81,103,757
  Class 14 Common Stock                23,224,314
  Class 15 Common Stock                22,408,550
  Class 16 Common Stock                32,277,646
  Class 18 Common Stock                52,103,426
                                   $1,085,628,084